================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                NOVEMBER 13, 2001
                                 Date of Report

                                   ----------


                               CLASSIC CABLE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


             333-63643                                    74-2750981
      (Commission File Number)                (IRS Employer Identification No.)

                                6151 PALUXY ROAD
                                   BUILDING A
                               TYLER, TEXAS 75703
          (Address of Principal Executive Offices, including Zip Code)

                                 (903) 581-2121
                             (Registrant's Telephone
                          Number, including Area Code)


                                    NO CHANGE
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================



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ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         On November 13, 2001, Classic Cable, Inc. ("Classic Cable"), a wholly owned subsidiary of Classic Communications, Inc. ("Classic Communications" and together with Classic Cable, the "Company"), along with Classic Communications and its subsidiaries filed voluntary petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Company's filing is intended to allow it to remain in possession of its assets and properties, and the Company's existing directors and officers will continue to oversee operation of its business as a debtor-in-possession, subject to supervision and orders of the Bankruptcy Court of matters outside the ordinary course of business.

The Company and the following subsidiaries were part of the bankruptcy filing:

Callcom 24, Inc.                           Television Enterprises, Inc.
Classic Cable Holding, Inc.                Universal Cable Communications, Inc.
Classic Telephone, Inc.                    Universal Cable Holdings, Inc.
Classic Cable of Oklahoma, Inc.            Universal Cable of Beaver, Oklahoma, Inc.
Correctional Cable TV, Inc.                Universal Cable Midwest, Inc.
Friendship Cable of Arkansas, Inc.         W.K. Communications, Inc.
Friendship Cable of Texas, Inc.            WT Acquisition Corporation

         The Company has secured a revolving credit facility of up to $30,000,000 in Debtor-In-Possession financing with Goldman Sachs Credit Partners L.P. acting as lead arranger and syndication agent, which will be used to fund the Company's operations during the reorganization process.

         A copy of a press release issued by Classic Communications on November 13, 2001 announcing the filings is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5. OTHER ITEMS.

         On September 24, 2001, the Board of Directors of Classic Cable approved the Classic Cable, Inc. Key Employee Retention Plan (the "Plan"), which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The purpose of the Plan is to encourage eligible employees of the Company to continue their employment with the Company during the period of the Company's restructuring. The aggregate amount payable under the Plan may not exceed $285,000.

         On September 28, 2001, Classic Cable entered into employee retention agreements with certain of its key employees, copies of which are attached hereto as Exhibits 10.2 through 10.9. These agreements provide that a retention bonus in the amount stated in each agreement will be paid within ten days following June 30, 2002 or a Trigger Event as defined in the Plan, whichever is earlier.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c) Exhibits

   Exhibit 10.1     Classic Cable, Inc. Key Employee Retention Plan

   Exhibit 10.2 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Randy Clark

   Exhibit 10.3 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Todd Cruthird

   Exhibit 10.4 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Beverly Gambell

   Exhibit 10.5 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Raymond Greenwood

   Exhibit 10.6 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Ron Jansonius

   Exhibit 10.7 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Tom Lacey

   Exhibit 10.8 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Steve Lowe

   Exhibit 10.9 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Jimmie Taylor

   Exhibit 99.1 Press Release issued by Classic Communications, Inc. on November 13, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Classic Cable has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: November 13, 2001                CLASSIC CABLE, INC.


                                       By:   /s/ Jimmie Taylor
                                          --------------------------------------
                                             Jimmie Taylor
                                             Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUUMBER             DESCRIPTION
-------             -----------
   Exhibit 10.1     Classic Cable, Inc. Key Employee Retention Plan

   Exhibit 10.2 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Randy Clark

   Exhibit 10.3 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Todd Cruthird

   Exhibit 10.4 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Beverly Gambell

   Exhibit 10.5 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Raymond Greenwood

   Exhibit 10.6 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Ron Jansonius

   Exhibit 10.7 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Tom Lacey

   Exhibit 10.8 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Steve Lowe

   Exhibit 10.9 Employee Retention Agreement dated September 28, 2001 by and between Classic Cable, Inc. and Jimmie Taylor

   Exhibit 99.1     Press Release issued by Classic Communications, Inc. on
                    November 13, 2001.